             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           Morgan Stanley Dean Witter Utilities Fund
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           LouAnne D. McInnis
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                   MORGAN STANLEY DEAN WITTER UTILITIES FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 4, 1999

     A Special Meeting of Shareholders of MORGAN STANLEY DEAN WITTER UTILITIES FUND (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on August 4, 1999 at 9:00 A.M., New York City time, for the following purposes:

      1. To approve or disapprove a change in the Fund's investment objective from current income and long-term growth of income and capital to capital appreciation and current income;

      2. To approve or disapprove a change in the Fund's investment restriction from investing 25% or more of its assets in the public utilities industry to investing 25% or more of its assets in the utilities industry; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on May 10, 1999 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed proxy statement) you may do so in lieu of attending the Meeting.

     In the event that the necessary quorum to transact business is not obtained at the meeting, or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of proposals 1 and 2 and will vote against such adjournment those proxies required to be voted against those proposals.


                                            BARRY FINK,
                                             Secretary


May   , 1999
New York, New York

--------------------------------------------------------------------------------
                                    IMPORTANT

   YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
 ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS
 CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
 -------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                                UTILITIES FUND

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 4, 1999

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of MORGAN STANLEY DEAN WITTER UTILITIES FUND (the "Fund"), for use at the Special Meeting of Shareholders of the Fund to be held on August 4, 1999, and at any adjournments thereof (the "Meeting").

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposals 1 and 2 set forth in the Notice of Special Meeting. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders ("Shareholders") as of the close of business on May 10, 1999, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On May 10, 1999 there were outstanding shares of beneficial interest of the Fund, all with $0.01 par value. The following persons were known to own of record or beneficially 5% or
more of the outstanding shares of the Fund on that date:        The Trustees
and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding. The first mailing of
this proxy statement is expected to be made on or about May   , 1999.

     The cost of soliciting proxies for the Meeting, estimated at approximately
$    , consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Fund, officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") and/or Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. The business address of the aforementioned entities (other than MSDW Trust) as well as Morgan Stanley Dean Witter Distributors Inc., is Two World Trade Center, New York, New York.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this proxy statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Proposals other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card or by touchtone telephone or Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


       (1) APPROVAL OR DISAPPROVAL OF A CHANGE IN THE FUND'S INVESTMENT
             OBJECTIVE FROM CURRENT INCOME AND LONG-TERM GROWTH OF
         INCOME AND CAPITAL TO CAPITAL APPRECIATION AND CURRENT INCOME

     The Fund's current investment objective is to provide current income and long-term growth of income and capital. As a result of changes in the utilities industry principally due to increased deregulation and the competition resulting therefrom, the Fund's Investment Manager has recommended changing the Fund's investment objective to more fully reflect the current and changing state of the utilities industry.

     Historically, because of regulated captive or monopoly markets and little competition, many utilities companies not only paid current dividends from the revenues they received but actively sought, over time, to grow and increase the dividends they paid to shareholders. As a result of deregulation, new competitors focused on growth have entered into markets traditionally controlled by a limited number of utilities companies, and, as a result, there has been an increased emphasis on the part of many utilities companies to implement growth-oriented strategies by retaining income either through freezing dividends to shareholders or not paying dividends at all. Instead, many utilities companies have attempted to enhance shareholder value through long-term capital growth by using their income to invest in and diversify into other businesses believed to have high growth potential, some of which may not directly relate to the utilities business. These businesses may or may not pay dividends to shareholders. Consequently, shareholders of these companies are no longer realizing increased dividends on their shares.

     The Investment Manager believes that by eliminating the component of long-term growth of income from the Fund's investment objective, the Fund's objective would be more compatible with actual present day market conditions in the utilities industry. Additionally, with a revised investment objective, the Fund would be better able to take advantage of investment opportunities which have the potential to maximize total return through capital appreciation while still seeking to provide current income. The Investment Manager, therefore recommended to the Fund's Board of Trustees that the Fund's investment objective be changed to seek both capital appreciation and current income.

THE BOARD'S CONSIDERATION

     The Board of the Fund met in person on April 22, 1999 for the purpose of considering the proposed change in the Fund's investment objective as described above. Prior to and during the meeting the Trustees requested information they deemed necessary to enable them to determine whether the recommendation was in the best interests of the Fund and its Shareholders.

     Based upon its review, the Board determined that the change in investment objective was in the best interests of the Fund and its Shareholders because it would potentially permit a greater emphasis on capital appreciation under conditions perceived by the Investment Manager to be favorable for such investments than would the current objective while at the same time retaining a significant income component. Accordingly, the Board, including all of the Independent Trustees, voted to recommend approval of the change in investment objective to the Fund's Shareholders.


REQUIRED VOTE

     The Fund's investment objective is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CHANGE IN THE FUND'S INVESTMENT OBJECTIVE.

        (2) APPROVAL OR DISAPPROVAL OF A CHANGE IN THE FUND'S INVESTMENT RESTRICTION FROM INVESTING 25% OR MORE OF ITS ASSETS IN THE "PUBLIC" UTILITIES INDUSTRY TO INVESTING 25% OR MORE OF ITS
                       ASSETS IN THE UTILITIES INDUSTRY.

     A fundamental policy of the Fund provides that the Fund may not "invest 25% or more of its total assets in securities of issuers in any one industry except that the Fund will concentrate in the public utilities industry..." The Fund's Investment Manager has recommended to the Board of Trustees of the The Fund that this policy be revised to eliminate the word "public" from the description of utilities industry due to the fact that increased deregulation has changed the face of the traditional utilities industry and many issuers comprising this industry are not considered "public utilities" as such term has historically been used to describe utilities companies having a specific franchise service territory under an environmental monopoly. As set forth in the discussion under Proposal 1 above, the utilities industry has experienced increased deregulation through the break-up of publicly regulated monopolies and the entrance of private service providers in the fields of electricity, gas, telephone, cable and other public services. Additionally, certain providers of communications services and technology have never been considered "public" utilities yet comprise a growing component of the utilities industry.

     The Investment Manager has determined that the Fund's current investment restriction is unnecessarily limiting to the Fund and has recommended a revision to the restriction in order to take advantage of investment opportunities throughout an expanded utilities industry which no longer encompasses only "public" utilities companies. In connection with this recommendation, the Investment Manager also proposed to the Board certain changes to the Fund's investment practices and policies which are not fundamental policies. Specifically, the Investment Manager has recommended updating the definition of what constitutes doing business as a utilities company in the Fund's prospectus from a company which is "primarily" engaged in the business to a company which derives 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the utilities industry. Additionally, the Investment Manager recommended expanding the definition of "utilities industry" in the Fund's prospectus to include certain emerging technology product and service providers. These non-fundamental changes to the Fund's investment policies do not require Shareholder approval.

THE BOARD'S CONSIDERATION

     The Board of the Fund met in person on April 22, 1999 for the purpose of considering the proposed change to the Fund's investment restriction as described above. The Board considered all relevant factors and information which they received and determined that the change to the Fund's investment restrictions was in the best interest of the Fund and its shareholders in that it would offer the Fund greater access to investment opportunities in all areas of the utilities industry.


REQUIRED VOTE

     The Fund's investment restriction is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.


     THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CHANGE IN THE FUND'S INVESTMENT RESTRICTIONS.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business at the Meeting, or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2 and will vote against such adjournment those proxies required to be voted against such Proposals.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of a proposal, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether the proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.


                            REPORTS TO SHAREHOLDERS

     THE FUND'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, HAS BEEN SENT PREVIOUSLY TO THE FUND'S SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WEISEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR and MSDW Services and certain of their respective directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     Management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                       By Order of the Board of Trustees
                                  BARRY FINK

                                   Secretary

                   MORGAN STANLEY DEAN WITTER UTILITIES FUND

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Utilities Fund on August 4, 1999, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May , 1999 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM


PLEASE MARK VOTES AS
IN THE EXAMPLE USING   [X]
BLACK OR BLUE INK

                                                    FOR     AGAINST      ABSTAIN
1. Approval or Disapproval of a Change
   in the Fund's Investment Objective              [  ]      [  ]          [  ]
   From Current Income and Long-Term
   Growth of Income and Capital to
   Capital Appreciation and Current Income


                                                    FOR     AGAINST      ABSTAIN
2. Approval or Disapproval of a Change in the
   Fund's Investment Restriction From Investing    [  ]      [  ]          [  ]
   25% or More of its Assets in the "Public"
   Utilities Industry to Investing 25% or More of Its Assets in the Utilities Industry.



Please make sure to sign and date this Proxy using black or blue ink.


Date
     -----------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
           PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                          MORGAN STANLEY DEAN WITTER
                                 UTILITIES FUND

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------